SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Sep-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Sep-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Sep-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Sep-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Sep-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    274,299,513   13,415,117    1.60000%       377,924
 A-2  210,750,000    192,954,714    4,765,627    1.58000%       262,526
A-IO  273,650,000    242,972,198        0        6.89000%      1,839,882
 M-1  36,000,000     36,000,000         0        2.11000%       65,410
 M-2  20,500,000     20,500,000         0        3.01000%       53,135
 M-3   9,400,000      9,400,000         0        3.21000%       25,983
 B-1  18,750,000     18,750,000         0        4.36000%       70,396
 B-2   7,850,000      7,850,000         0        5.36000%       36,232
 B-3   6,250,000      6,250,000         0        5.41000%       29,116
  X   625,000,050    572,201,384        0                          0
  R       50              0             0        1.58000%          0
Total 625,000,050    566,004,227   18,180,744                  2,760,604

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A        13,793,040         0      260,884,396
 A-2      N/A         5,028,153         0      188,189,086
A-IO      N/A         1,839,882         0      233,518,211
 M-1      0.00         65,410           0       36,000,000
 M-2      0.00         53,135           0       20,500,000
 M-3      0.00         25,983           0       9,400,000
 B-1      0.00         70,396           0       18,750,000
 B-2      0.00         36,232           0       7,850,000
 B-3      0.00         29,116           0       6,250,000
  X       N/A             0             0      555,246,548
  R       N/A             0             0           0
Total     0.00       20,941,348         0      547,823,483

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     42.52017968   1.19785664  43.71803632
 A-2   22541NZA0     22.61270406   1.24567312  23.85837718
A-IO   22541NZB8     0.00000000    6.72348781   6.72348781
 M-1   22541NZD4     0.00000000    1.81694444   1.81694444
 M-2   22541NZE2     0.00000000    2.59194439   2.59194439
 M-3   22541NZF9     0.00000000    2.76416702   2.76416702
 B-1   22541NZG7     0.00000000    3.75444427   3.75444427
 B-2   22541NZH5     0.00000000    4.61555541   4.61555541
 B-3   22541NZJ1     0.00000000    4.65861120   4.65861120
  X    22541NYY9     0.00000000    0.00000000   0.00000000
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    826.89190596
 A-2  0.00000000    892.94940190
A-IO  0.00000000    853.34628557
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    888.39440550
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  338,175,314  234,026,071     572,201,384
     Scheduled Principal               250,182      194,365         444,547
     Prepayments (Incls Curtail)    12,122,443    4,249,399      16,371,843
     Net Liquidation Proceeds          136,454           (0)        136,454
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance     12,509,080    4,443,764      16,952,844
     Net Realized Losses                 1,992            0           1,992
Ending Balance                     325,664,241  229,582,307     555,246,548
Ending Count                             2,423        1,373           3,796

Aggregate End Coll Bal             325,664,241  229,582,307     555,246,548

Ending Overcollateralization Amount                               7,423,065

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,172,523    1,396,590       3,569,113
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Nonrecoverable Advances                 0          780             780
                                     2,172,523    1,395,810       3,568,333
Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          132,416       91,514         223,930
Trustee Fee                              1,184          819           2,003
Credit Risk Manager Fee                  4,932        3,413           8,345
LPMI                                         0           29              29
Back-Up Servicing Fee                    8,454        5,845          14,299

Current Advances as of determination date                         1,882,378
Outstanding Advances  (end of prior calendar month)               1,211,002

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     77            10,617,616     27         3,446,368
Grp 2     50             7,400,987     19         3,340,502
Total     127           18,018,603     46         6,786,870
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      8             1,137,795
Grp 2     11             1,008,350
Total     19             2,146,145
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,423         325,664,241
Grp 2    1,373         229,582,307
Total    3,796         555,246,548

     Foreclosure
	    Count              Balance
Grp 1     53             6,831,172
Grp 2	    15             1,882,283
Total     68             8,713,455
     Bankruptcy
         Count              Balance
Grp 1     23             3,257,957
Grp 2     11             1,845,149
Total     34             5,103,106

                   REO
         Count              BalanceMarket Value
Grp 1      6               724,958     665,900
Grp 2      2               583,427     564,000
Total      8             1,308,384   1,229,900

# of Loans for which Prepay Prems were collected                         79
Prin Bal of Loans for which Prepay Prems were collected          13,022,035
Current amount of Prepayment Premiums                               444,817

Current Delinquency Rate (60+days)                                  4.33284%
Rolling Three Month Delinquency Rate (60+days)                      3.43149%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                1,992
Cumulative Realized Losses since Startup Day                         43,843

Weighted Average Term to Maturity of Mortgage Loans                     345
Weighted Average Gross Coupon of Mortgage Loans                     7.95834%
Weighted Average Net Coupon of Mortgage Loans                       7.43677%

Aggregate number of Mortgage Loans in the pool                        3,796

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      18.34095%

Net Excess Spread                                                   2.73685%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       3,177,843




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee